                                                               EXHIBIT 10.10(f)


   AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 15, 1999, among FOX SPORTS NET, LLC, a Delaware limited liability company ("Sports Net"), FX NETWORKS, LLC, a Delaware limited liability company ("FX"), FOX SPORTS RPP HOLDINGS, LLC, a Delaware limited liability company ("RPP" and, together with Sports Net and FX, individually and collectively, "Borrower"), FOX SPORTS NETWORKS, LLC, a Delaware limited liability company ("Networks"), and 19TH HOLDINGS CORPORATION, a Delaware corporation ("Lender").

                             W I T N E S S E T H :
                             -------------------

   WHEREAS, pursuant to the Credit Agreement, dated as of December 15, 1997 (the "Existing Credit Agreement"), among Borrower, Networks, the several banks and
 -------------------------
other financial institutions or entities from time to time parties to such agreement (the "Existing Lenders"), TD SECURITIES (USA) INC., as documentation
                ----------------
agent, CHASE SECURITIES INC., as syndication agent, and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders thereunder, such Existing Lenders agreed to extend credit to Borrower;

   WHEREAS, pursuant to Assignment and Acceptance Agreements between the Existing Lenders and the Lender, each Existing Lender assigned all of its rights and obligations under the Existing Credit Facility to the Lender;

   WHEREAS, Borrower and Networks have requested that the Existing Credit Agreement be amended and restated as hereinafter provided;

   WHEREAS, the Lender agrees to such amendment and restatement; and

   WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence repayment of all or any of such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations of Borrower outstanding thereunder.

   NOW, THEREFORE, the parties hereto hereby agree that the Existing Credit Agreement will be amended and restated in its entirety as of the date hereof as follows:

   Section

Amount and Terms of Facility.
----------------------------

1.1            Term Loans.  Each of the parties hereto acknowledge that as of
               ----------
the date hereof, Borrower, jointly and severally, owes $400,000,000 to the Lender (the "Term Loan"). Borrower shall execute and deliver to the Lender a Term Promissory Note, substantially in the form of Exhibit A hereto (the "Term Note") evidencing the Term Loan.

1.2            Revolving Credit Commitments. Subject to the terms and conditions
               ----------------------------
hereof and in the Revolving Credit Note executed by Borrower and delivered to the Lender, substantially in the form of Exhibit B hereto (the "Revolving Credit Note" and together with the Term Note, each a "Note" and collectively the "Notes"), the Lender hereby agrees to make revolving credit loans ("Revolving Credit Loans") to Borrower from the date hereof through September 30, 2004 (the "Termination Date") in an aggregate principal amount not to exceed $ 400,000,000. Borrower shall execute and deliver to Lender the Revolving Credit Note evidencing the Revolving Credit Loans.

 2.   Section Interest.
              --------

2.1            Interest Rate. Each of the Term Loan and the Revolving Credit
               -------------
Loans shall bear interest at a fixed rate of interest set by the Lender from time to time, upon notice to the Borrower (the "Interest Rate"). For the period from the date hereof through June 30, 2000, the Interest Rate shall be 8% per annum. All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed. Notwithstanding any other provision of this Agreement or any Note, interest paid or becoming due hereunder or thereunder shall be in no event exceed the maximum rate permitted by applicable law.

2.2 Payment of Interest. Interest on the Term Loan and the Revolving Credit Loans shall be payable quarterly.

2.3 Default Interest. Any amount owing hereunder or under any Note that is not paid when due (whether upon demand, by acceleration or otherwise) shall bear interest from the day when due until such principal amount is paid in full, payable on demand, at an interest rate per annum equal at all times to two % per annum above the Interest Rate in effect from time to time

3.  Section Payments.
            --------

3.1            General.
               -------

(a) If any amount payable hereunder or under any Note shall be due on a day on which banks are required or authorized to close in New York City (any other day being a "Business Day"), such payment may be made on the next
                   ------------
succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

(b) Both principal and interest are payable in lawful money of the United States and in immediately available funds at the offices of the Lender, 1211 Avenue of the Americas, New York, NY 10036, or at such other place as the Lender shall designate in writing to the Borrower.

3.2            Prepayments. Borrower may, at its option and upon not less than
               -----------
two Business Days' prior written notice to the Lender, prepay the Term Loan or Revolving Credit Loans, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount
         --------
equal to $10,000,000 or an integral multiple thereof

3.3            Setoff and Taxes. All payments made by the Borrower hereunder or
               ----------------
under a Note will be made without setoff, counterclaim or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholding, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the overall net income of the Lender (such non-excluded taxes are hereinafter collectively referred to as the "Taxes"). If the Borrower shall be required by law to deduct
                    -----
or to withhold any Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lender pursuant to this sentence) the Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings and
(iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Tax is payable by the Borrower, as promptly as possible thereafter the Borrower shall send the Lender an official receipt showing payment. In addition, the Borrower agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Note or any other Document (hereinafter referred to as "Other
                                                                       -----
Taxes"). The Borrower will indemnify the Lender for the full amount of Taxes or
-----
Other Taxes (including, any Taxes or Other Taxes on amounts payable to the Lender under this paragraph) paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, upon written demand by the Lender therefor.

4.  Section Default. If any of the following shall occur (each an "Event of
            -------                                                --------
Default"): (a) the Borrower shall fail to pay any principal of or interest on
-------
the Term Loan or the Revolving Credit Loans when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) Default shall have occurred under the Senior Notes Indenture, dated as of August 25, 1997, among Fox/Liberty Networks, LLC and FLN Finance, Inc. as co-obligors, and the Bank of New York, as Trustee, as amended and supplemented from time to time, or the Senior Discount Notes Indenture, dated as of August 25, 1997, among Fox/Liberty Networks,

LLC and FLN Finance, Inc. as co-obligors and the Bank of New York, as Trustee, as amended and supplemented from time to time; or (c) the Borrower shall fail to pay any debt for borrowed money or other similar obligation or liability ("Indebtedness") (excluding Indebtedness evidenced by the Notes) in excess of
  ------------
$10,000,000 or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (d) one or more judgments or orders for the payment of money exceeding any applicable insurance coverage by more than $10,000,000 in the aggregate shall be rendered against the Borrower, and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
(e) the Borrower shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such entity seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such entity or for any substantial part of its property; or Borrower shall take any action to authorize or effect any of the actions set forth above in this clause (e); or (f) any provision of this Agreement, the notes or any other document executed in connection herewith shall at any time for any reason be declared to be null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested by the Borrower or a proceeding shall be commenced by the Borrower seeking to establish the invalidity or unenforceability thereof, or the Borrower shall deny that it has any liability or obligation hereunder or thereunder; or (g) the Loan Documents (as defined below) shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority lien on or security interest in any of the collateral purported to be covered thereby; or (h) a material adverse change in the condition or operations, financial or otherwise, of the Borrower, as determined by the Lender in its sole discretion, shall occur and written notice thereof shall have been given to the Borrower by the Lender; then the Lender may (i) declare the outstanding principal amount of the Term Loan and the Revolving Credit Loans and all other amounts due hereunder and thereunder to be immediately due and payable, whereupon the outstanding principal amount of the Notes and all such other amounts shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, hereunder and under either the Guarantee Agreement dated as of December 15, 1997 made by each of the guarantors described therein in favor of The Chase Manhattan Bank, as administrative agent, the Lenders described therein, from time to time parties to the Credit Agreement (the "Guarantee Agreement") or the Pledge Agreement dated as of December 15, 1997 made by each of the pledgors described therein in favor of The Chase Manhattan Bank, as administrative agent, the Lenders described therein from time to time parties to the Credit Agreement (the "Pledge Agreement" and together with the Credit Agreement and the Guarantee Agreement, the "Loan Documents".)

5.   Section  Guarantee. Networks agrees that the Guarantee Agreement is and
              ---------
shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

6.  Section  Collateral. Each Borrower agrees that the Loan Documents to which
             ----------
it is a Party are, and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and the security interests described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement.

7.  Section  Miscellaneous.
             -------------

      The Borrower agrees that all notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address of the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) it telecopied, when transmitted, and
(iii) if delivered, upon delivery.

      No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees and expenses of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Agreement and the other Loan Documents, and (iii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

     Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and
                      ----- --- ----------
(iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. Each of the Borrowers would (by its acceptance hereof) waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              FOX SPORTS NET, LLC


                                  /s/ Andrew R. Hubsch
                              By: ________________________________
                                 Name: Andrew R. Hubsch
                                 Title: Vice President, Treasurer

                              FX NETWORKS, LLC


                                  /s/ Andrew R. Hubsch
                              By: ________________________________
                                 Name: Andrew R. Hubsch
                                 Title: Vice President, Treasurer

                              FOX SPORTS RPP HOLDINGS, LLC


                                  /s/ Andrew R. Hubsch
                              By: ________________________________
                                 Name: Andrew R. Hubsch
                                 Title: Vice President, Treasurer

                              FOX SPORTS NETWORKS, LLC


                                  /s/ Andrew R. Hubsch
                              By: ________________________________
                                 Name: Andrew R. Hubsch
                                 Title: Vice President, Treasurer

                              19TH HOLDINGS CORPORATION


                                  /s/ Paula Wardynski
                              By: ________________________________
                                 Name: Paula Wardynski
                                 Title: Vice President

$/NOFOLIO

                               PROMISSORY  NOTE

$ 400,000,000                                                 New York, New York
                                                                   July 15, 1999

     FOR VALUE RECEIVED, the undersigned, FOX SPORTS NET, LLC, a Delaware limited liability company ("Sports Net"), FX NETWORKS, LLC, a Delaware limited liability company ("FX"), FOX SPORTS RPP HOLDINGS, LLC, a Delaware limited liability company ("RPP" and, together with Sports Net and FX, individually and collectively, "Borrower"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of 19TH HOLDINGS CORPORATION, a Delaware corporation with offices at
1211 Avenue of the Americas, New York, NY 10036   (the "Lender"),(i) the
principal sum of FOUR HUNDRED MILLION DOLLARS ($ 400,000,000) on the Termination Date (as defined in Amended and Restated Credit Agreement dated as of July 15, 1999 among the Borrower, Fox Sports Networks, LLC and the Lender (the "Credit Agreement") and (ii) interest, at the Interest Rate, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until such principal amount becomes due, payable as provided in the Credit Agreement. Defined Terms used herein and not defined herein shall have the meanings given thereto in the Credit Agreement.

     This Note (a) is one of the Notes referred to in the Credit Agreement, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to prepayment in whole or in part as provided in the Credit Agreement. This Note is guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the nature and extent of the guarantees, the terms and conditions upon which each guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether make, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                              FOX SPORTS NET, LLC

                              By:__________________________________

                              Name:________________________________

                              Title: ______________________________


                              FX NETWORKS, LLC

                              By: _________________________________

                              Name:________________________________

                              Title: ______________________________


                              FOX SPORTS RPP HOLDINGS, LLC

                              By: ________________________________

                              Name:_______________________________

                              Title: _____________________________

                           REVOLVING PROMISSORY NOTE


$ 400,000,000                                                 New York, New York
                                                                   July 15, 1999


          FOR VALUE RECEIVED, the undersigned, FOX SPORTS NET, LLC, a Delaware limited liability company ("Sports Net"), FX NETWORKS, LLC, a Delaware limited liability company ("FX"), FOX SPORTS RPP HOLDINGS, LLC, a Delaware limited liability company ("RPP" and, together with Sports Net and FX, individually and collectively, "Borrower"), JOINTLY AND SEVERALLY HEREBY PROMISE TO PAY to the order of 19th Holdings Corporation, a Delaware corporation (the "Lender"), (i)
                                                                 ------
the principal sum of FOUR HUNDRED MILLION DOLLARS ($ 400,000,000) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower pursuant to the terms hereof outstanding on the Termination Date (as defined in the Amended and Restated Credit Agreement dated as of July 15, 1999 among the Borrower, Fox Sports Networks, LLC and the Lender (the "Credit Agreement")), and (ii) interest at the Interest Rate on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until such principal amounts become due, payable as provided in the Credit Agreement. Defined terms used herein and not defined herein shall have the meanings given thereto in the Credit Agreement.

          Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Revolving Credit Note, provided, that Borrower is not in default under any provision of this Revolving Credit Note, the Credit Agreement, the Term Note, any other documents executed in connection herewith or therewith, and provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Borrower. Lender shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. All advances made by the Lender to Borrower hereunder and all payments made to the Lender on account of principal hereof shall be noted by the Lender on the schedule that is attached hereto and hereby made a part hereof; provided, however, that any error or omission by the Lender in this regard shall not affect the obligation of Borrower to pay the full amount of the principal of and interest on all advances made to Borrower by the Lender. Lender records of the amounts borrowed from time to time shall be conclusive proof thereof.

     This Note (a) is one of the Notes referred to in the Credit Agreement, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to prepayment in whole or in part as provided in the Credit Agreement. This Note is guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the nature and extent of the guarantees, the terms and conditions upon which each guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether make, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                              FOX SPORTS NET, LLC


                              By: ___________________________________

                              Name:__________________________________

                              Title: ________________________________


                              FX NETWORKS, LLC


                              By: __________________________________

                              Name:_________________________________

                              Title: _______________________________


                              FOX SPORTS RPP HOLDINGS, LLC


                              By: __________________________________

                              Name:_________________________________

                              Title: _______________________________

                      ADVANCES AND PAYMENTS OF PRINCIPAL



                                          Amount of
                 Amount of              Principal Paid             Unpaid Principal         Notation
   Date           Advance                 or Prepaid                   Balance              Made by
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

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